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                                                                    Exhibit 99.2

                               ARONSON AGREEMENT


      This Agreement is made as of September 18, 2000, between USFS Acquisition Co., a Delaware corporation ("NEWCO"), Meridian Associates, L.P., an Illinois limited partnership ("MERIDIAN"), and Neal K. Aronson (the "STOCKHOLDER").

                                   RECITALS

      Newco, SDI, Inc., a Nevada corporation, HSA Properties, Inc. a Delaware corporation, and Meridian, Newco, have entered into a Acquisition Agreement dated as of September 18, 2000 (the "ACQUISITION AGREEMENT"), with U.S. Franchise Systems, Inc., a Delaware corporation (the "COMPANY"), contemplating, among other things, an offer by Newco to purchase shares of Common Stock of the Company. The Stockholder is the record and beneficial owner of 2,099,318 Shares of Common Stock of the Company (the "SHARES"). Newco has requested that the Stockholder enter into this Agreement simultaneously with the execution and delivery of the Acquisition Agreement.

                                   AGREEMENT

      For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      Section 1. DEFINED TERMS. Capitalized words used in this Agreement as defined terms shall have the meanings given to them in the Acquisition Agreement, unless otherwise defined herein.

      Section 2. TERMINATION. Notwithstanding any of the provisions herein, the Stockholder's obligations stated in this Agreement shall cease to be effective if (a) the Offer shall have expired in accordance with its terms without the acceptance for purchase of at least such number of shares, that together with the Company's shares owned by the Investors and its affiliates, represents a majority of the Company's outstanding shares, (b) the Offer shall have been terminated or withdrawn for any reason (other than a breach by the Stockholder of any of his obligations to the Company and/or the Investors), (c) the Acquisition Agreement is earlier terminated for any reason (other than a breach by the Stockholder of any of his obligations to the Company and/or the Investors) in accordance with ARTICLE 9 thereof or otherwise, or (d) the Offer shall have been amended or otherwise modified in any material respect (other than the extension of time for tenders of Shares), including, without limitation, to reduce the number of Shares which Newco is offering to purchase or the price at which Newco will purchase Shares pursuant thereto.

      Section 3. AGREEMENT REGARDING TENDER OFFER. The Stockholder shall, prior to the expiration date of the Offer, duly tender all of his Shares other than Shares of Restricted Stock to Newco for purchase pursuant to the Offer and shall not withdraw such Shares.

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      Section 4. TERMINATION OF OTHER AGREEMENTS. The Stockholder shall take such actions and execute and deliver such instruments as Newco may deem reasonably necessary and appropriate to terminate the Registration Rights Agreement among the Company, Alpine Hospitality Equities LLC, Leven and Aronson dated April 28, 1998 (the "Alpine Registration Rights Agreement") and the Registration and Tag-Along Rights Agreement among Sextant Trading LLC, Lubert-Adler Real Estate Opportunity Fund, L.P., Lubert-Adler Real Estate Opportunity Fund II, L.P., Lubert-Adler Capital Real Estate Opportunity Fund, L.P., the Company, Leven and Aronson dated March, 1998 (the "Sextant/Lubert-Adler Agreement") and/or the Stockholder's rights under those agreements.

      Section 5. AMENDMENT AND WAIVER. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against Newco or the Stockholder unless such modification, amendment or waiver is approved in writing signed by the party to be bound. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

      Section 6. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

      Section 7. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document together with the agreements dated the date hereof to which the Stockholder is a party relating to the transactions contemplated by the Acquisition Agreement shall serve as the entire agreement of the parties hereto concerning the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including but not limited to the Aronson Agreement dated June ___, 2000, executed and delivered in connection with the Recapitalization Agreement which is hereby terminated and is of no further force and effect.

      Section 8. SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by Newco and the Stockholder and any subsequent holders of the Shares and the respective successors and assigns of each of them.

      Section 9. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


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      Section 10. REMEDIES. Each of the parties hereto shall be entitled to enforce its or his rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its or his favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that each party may in its or his sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

      Section 11. NOTICES. Any notice provided for in this Agreement shall be in writing and shall be either personally delivered, or mailed first class certified mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to any other recipient at the address indicated on the signature pages hereof, or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, when received if sent by U.S. mail and one day after deposit with a reputable overnight courier service.

      Section 12. GOVERNING LAW. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Delaware.

      Section 13. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                 [Remainder of page intentionally left blank;
                           signature page follows.]

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            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.


                                          USFS ACQUISITION CO.

                                          By: /s/ H.S. Handelsman
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Its:
                                               -------------------------------

                                          200 West Madison, Suite 3800
                                          Chicago, Illinois 60606
                                          Attention: Harold S. Handelsman

                                          /s/ Neal Aronson
                                          ------------------------------------
                                          NEAL ARONSON

                                          Address:
                                          [ADDRESS]

                                          MERIDIAN ASSOCIATES, L.P.

                                          By:
                                             ---------------------------------

                                          Its: General Partner

                                              By: /s/ H.S. Handelsman
                                                 -----------------------------
                                              Its:
                                                   ---------------------------